Exhibit 99.2

               DIGITAL POWER CORPORATION  PRESENTED BY:Milton “Todd” Ault, III, Executive Chairman  Corporate Overview December 2017      Expected to be renamed DPW Holdings, Inc. following shareholder approval in early January 2018

     Disclaimers  Safe Harbor  This presentation and other written or oral statements made from time to time by representatives of Digital Power Corporation contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements reflect the current view about future events. Statements that are not historical in nature, such as forecasts for the industry in which we operate, and which may be identified by the use of words like “expects,” “assumes,” “projects,” “anticipates,” “estimates,” “we believe,” “could be,” "future" or the negative of these terms and other words of similar meaning, are forward-looking statements. Such statements include, but are not limited to, statements contained in this presentation relating to our business, business strategy, expansion, growth, products and services we may offer in the future and the timing of their development, sales and marketing strategy and capital outlook. Forward-looking statements are based on management’s current expectations and assumptions regarding our business, the economy and other future conditions and are subject to inherent risks, uncertainties and changes of circumstances that are difficult to predict and may cause actual results to differ materially from those contemplated or expressed. We caution you therefore against relying on any of these forward-looking statements. These risks and uncertainties include those risk factors discussed in Part I, “Item 1A. Risk Factors” of our Annual Report on Form 10-K for the fiscal year ended December 31, 2016 (the “2016 Annual Report”) and other information contained in subsequently filed current and periodic reports, each of which is available on our website and on the Securities and Exchange Commission’s website (www.sec.gov). Any forward-looking statements are qualified in their entirety by reference to the factors discussed in the 2016 Annual Report.  Should one or more of these risks or uncertainties materialize (or in certain cases fail to materialize), or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.Important factors that could cause actual results to differ materially from those in the forward looking statements include: a decline in general economic conditions nationally and internationally; decreased demand for our products and services; market acceptance of our products; the ability to protect our intellectual property rights; impact of any litigation or infringement actions brought against us; competition from other providers and products; risks in product development; inability to raise capital to fund continuing operations; changes in government regulation, the ability to complete customer transactions and capital raising transactions. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements to conform these statements to actual results.

     Disclaimers (continued)  Forecasts   All forecasts are provided by management in this presentation and are based on information available to us at this time and management expects that internal projections and expectations may change over time. In addition, the forecasts are entirely on management’s best estimate of our future financial performance given our current contracts, current backlog of opportunities and conversations with new and existing customers about our products.

 Digital Power CorporationAn Evolving Company    We are transitioning from being an innovative leader and supplier of advanced power products and solutions to our new business model as a diverse holding company. Our growth strategy is to acquire undervalued assets, disruptive technologies, sustainable solutions and impactful ventures to incubate and develop for long-term growth. Our outlook is as a shareholder, focused on long-term performance and growth. Our management team’s individual success is dependent on it.We serve diverse industries within the commercial, defense/aerospace, industrial, telecom, medical, crypto-mining, hospitality, textile, and investment/corporate lending markets.Through our subsidiaries, we provide innovative technologies and services to cutting-edge power products and solutions.

 OUR COMPANY        PUBLIC TRADE                 BUSINESS FOCUS  We design, manufacture and distribute highly-efficient, high-grade, high-capacity, and standardized as well as custom power solutions to serve in the most demanding applications in the medical, military/defense, aerospace, crypto-mining and industrial/ telecom segments  OUR STRENGTH  We are an innovator in the fields of engineering, design and manufacturing of advanced power solutions. Our experience and process allows for rapid modifications to meet unique requirements and achieve the most efficient outcome serving our vertical markets  We are a public company that trades on the NYSE American under the symbol DPW             Digital Power CorporationAt a Glance    Headquarters in Silicon Valley, CA with design and operation centers in Fremont CA, Sonora CA, Shelton MA and Salisbury UK. We are evolving into a diversified holding company

 OUR CUSTOMERS      Defense/Aerospace    Commercial

   Expected 2018 Holding Structure     Symbol (DPW)  MTIX Limited  UK company Huddersfield Textile Machines  MTIX international CORPORATION  Hospitality Group      Digital Power North America  Gresham Power (Digital Power Ltd)  Power-Plus Technical Distributors    SUPER CRYPTO MINING, INC  Excelo - Placement Agency    Companies Under Development  California Lending License  Power-Plus Technical Distributors  Companies & New Initiatives Under Development

     Incorporated in November 1969.  Acquired Digital Power Ltd. (Gresham) located in Salisbury, UK; wholly-owned subsidiary serving the European and international markets.  Philou Ventures acquires what was then 40.06% of Digital Power Corporation shares from Telkoor Telecom Ltd.  Initial public offering in 1997, initially traded on the AMEX and today on the NYSE American (symbol: DPW)  Entered into a strategic alliance with Telkoor Telecom Ltd. (symbol: TASE:TLKR)          1969  1997  1998  2001  2016  DPW HISTORY        Acquired Microphase Corp. serving defense/ aerospace and commercial markets.          2017  2017  2017  Coolisys Technologies incorporated to focus on providing world-class technology solutions for industrial, crypto-mining, medical and defense markets.      Acquired Power-Plus Technical Distributors to enhance capabilities including value-added power solutions.

 COOLISYS PORTFOLIO  Digital Power Corporation designs, manufactures and markets flexible configurable power supply solutions for the most demanding applications in the crypto-mining, telecom, medical, industrial and military markets.  Power Plus is a value-added authorized technical distributor for a large number of power supply lines, components and accessories including UPS systems, fans, filters, line cords, and other power-related components.  Microphase designs, develops and manufactures state-of-the-art radio frequency, microwave components, devices, subsystems and integrated modules for the wireless, defense, aerospace, satellite, and homeland/global security markets.  Gresham Power Electronics designs and manufactures power conversion and distribution equipment focusing on solutions for the Naval sector. Gresham also provides high-density and customized power solutions for commercial markets.  Power Solutions Group    Defense & Aerospace Group

 Digital Power Corporation is an innovative leader and supplier of cutting-edge power product solutions for medical, industrial, defense and crypto-mining markets.We are recognized throughout the industry for flexible, feature-rich, cutting-edge and top-quality products to meet the most demanding military applications.We are a leading innovator in the design and manufacture of advanced resonant topologies for standard and custom power solutions.We utilize Synchronous Rectifier output using digital signal processing control for the most flexible and high-efficient implementations.We are a leading provider of highly efficient, high-density power solutions.We develop, manufacture and modify rugged and unique products for commercial and medical markets.We provide custom, modified and standard product solutions to our customers leveraging our scalable low-leakage, superior efficiency power technology.    DIGITAL POWER OPERATIONS

 Founded in 1955 – 62+ years of military grade R/F and microwave technology development now targeting high growth markets.Market leader and trusted supplier of advanced radio frequency (RF) / Microwave products and solutions to U.S. DoD and defense/aerospace OEMs.Secure facilities – Secret (Classified Confidential)Provides proprietary advanced technology solutions for mission critical applications for tactical communications, airborne radar, electronic warfare and missile guidance systems.Flagship products include:Detector Log Video Amplifiers (DLVAs)Successive Detector Log Video Amplifiers (SDLVAs)High frequency RF and microwave filtersChannelized receiversTelemetry transmittersIntegrated multifunction assembliesNew initiatives for 2018 include 5g wireless upgrade    MICROPHASE CORPORATION

 Gresham Power Electronics is the trade name of Digital Power Ltd.Gresham designs and manufactures a variety of world-class, advanced power solutions for the Defense and Commercial markets.Our primary product lines are power conversion and distribution equipment for the naval sector and other military applications with equipment installed on virtually all of the Royal Navy’s submarine and surface fleet and on many other naval fleets.We offer standard, commercial off the shelf (COTS) and application-specific solutions for a wide range of client needs for all the markets we serve.Gresham is an industry leading manufacturer of advanced power supply products and power distribution systems focused on offering our customers and OEMs best-fit technical and commercial solutions for their power supply requirements.    DIGITAL POWER LTD. (GRESHAM)

 Power-Plus is a demand-creation business that is engineering-focused on bringing customers innovative power solutions ranging from standard, modified-standard to value-added and fully-customized solutions.We utilize an extensive network of professional, technically-oriented manufacturer representatives and industrial distributors across the U.S., who are fully supported by regional sales management and backed by our centralized team of power experts.Power-Plus designs, manufactures and distributes power solutions for virtually every industry and application.We are highly specialized in designing and developing creative value-added, “Plug-and-Play” power solutions that span a wide range of configurations and functions that save customers time and money and are production-ready right out of the box.    POWER-PLUS TECHNICAL DISTRIBUTORS

     Patented hybrid laser/high voltage atmospheric plasma energy, with injected gases, synthesizes surfaces to create technical textile characteristics.   Key features:“Green technology” impact investmentVirtually dry processSignificant reduction of environmental impact (energy, chemicals, water, greenhouse gas)Significant cost-saving and performance improvementsIn addition to providing a finishing platform free of toxic chemicals, independent studies have shown MLSE reduces water consumption by 75.5%, reduces greenhouse gas over baseline by 90.9% and reduces chemical use by 94.8%.   MTIX: Multiplexed Laser Surface Enhancement (MLSE) system

 Digital Power Lending (DPL) provides secured and unsecured debt financing for public and private companies. These loans will typically have 6-12 months maturity, and range from $250k to $5 million.   We utilize our employees’ extensive track record of investment banking and network of family offices and hedge funds to share deal flow and cross-pollinate investment opportunities within our network.DPL was organized in November of 2016 and is focused on securing a California Lenders License.DPL operates under current state and local exemptions for active lending. DPL is a Fin-Tech company.We plan to operate a curated Blockchain lending facility on a platform that can support cryptocurrency based transactions pending regulatory approvals.    DIGITAL POWER LENDING

 Established mining on the top 10 crypto-currencies.Goal of having 10,000 miners working at multiple locations.We made the decision to concentrate on electricity. We have purchased a Hydroelectric Dam and the property in NY as a lower-cost power solution supporting a portion of our mining business. We are leveraging our engineering expertise and existing global facilities (high-security defense business locations) to secure our mining farms.     SUPER CRYPTO MINING, INC.

 As previously stated, we are committed to making the best strategic mergers and acquisitions possible for our shareholders. We are in active negotiations with companies in commercial defense, hospitality and crypto-mining.We continue to seek opportunities that we see as undervalued assets and emerging technologies. We will continue to acquire companies that increase the performance and value of our existing business units, working smarter as we leverage efficiencies to drive performance.    NEW ACQUISITIONS

 Roadmap      2017 AchievementsAcquired Microphase Corporation.Created Coolisys Technologies, Inc.Digital Power Lending began lending in the Hospitality Group.Acquired Power-Plus Technical Distributors, Inc.Created Excelo LLC.Established the crypto-currency division.  2016 AchievementsCreated Digital Power Lending, LLC.  2018 FocusAnticipated acquisitions - we have pending acquisitions in the commercial, defense and crypto-mining sectors.Leveraging efficiencies between existing companies.Growing our existing businesses to increase revenue and generate income.Continue on our shareholder-centric approach through 2018 and beyond.

 Thank You  www.DigitalPowerCorp.comwww.DigiPwr.comwww.Coolisys.comwww.Microphase.comwww.GreshamPower.comwww.Power-Plus.comwww.MTI-X.comwww.DigitalPowerLending.comwww.SuperCryptoPower.comwww.SuperCryptoMining.comwww.Excelo.com